UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01027

Name of Registrant:	Vanguard World Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	John E. Schadl, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2024—September 30, 2025

Item 1: Reports to Shareholders.

TABLE OF CONTENTS

Mega Cap Growth Index Fund ETF Shares - MGK

Mega Cap Growth Index Fund Institutional Shares - VMGAX

Vanguard Mega Cap Growth Index Fund

ETF Shares (MGK) NYSE Arca

Annual Shareholder Report | September 30, 2025

This annual shareholder report contains important information about Vanguard Mega Cap Growth Index Fund (the "Fund") for the period of October 1, 2024, to September 30, 2025. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
ETF Shares	$8	0.07%

How did the Fund perform during the reporting period?

  For the 12 months ended September 30, 2025, the Fund performed in line with its benchmark.

  Optimism in the U.S. about deregulation, tax cuts, and artificial intelligence was occasionally tempered by market concerns about rising interest rates, stretched equity valuations, and evolving trade policies. The Federal Reserve resumed cutting short-term interest rates in September 2025 in response to an uncertain economic outlook and slowing job gains. The Fed had paused on lowering rates in December 2024 amid mixed market signals.

  Strong returns were widespread among the benchmark’s 10 industry sectors, with five posting double-digit returns for the 12 months. Technology stocks contributed by far the most to performance. Consumer discretionary and industrials also helped returns.

  As of September 30, 2025, technology companies accounted for more than two-thirds of the Fund’s index. Concentrated investments are likely to be more volatile than diversified investments, and Fund shareholders should consider their tolerance for risk.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2015, Through September 30, 2025

Initial Investment of $10,000

	ETF Shares Net Asset Value	CRSP US Mega Cap Growth Index	Dow Jones U.S. Total Stock Market Float Adjusted Index
2015	$10,000	$10,000	$10,000
2015	$10,724	$10,724	$10,627
2016	$10,764	$10,767	$10,724
2016	$10,848	$10,852	$11,005
2016	$11,418	$11,424	$11,493
2016	$11,409	$11,416	$11,968
2017	$12,578	$12,588	$12,661
2017	$13,191	$13,205	$13,042
2017	$13,860	$13,876	$13,638
2017	$14,772	$14,791	$14,501
2018	$14,943	$14,963	$14,413
2018	$15,899	$15,923	$14,971
2018	$17,177	$17,204	$16,035
2018	$14,349	$14,370	$13,733
2019	$16,699	$16,725	$15,661
2019	$17,446	$17,477	$16,301
2019	$17,869	$17,903	$16,487
2019	$19,736	$19,776	$17,976
2020	$17,261	$17,302	$14,208
2020	$22,232	$22,287	$17,347
2020	$25,295	$25,361	$18,921
2020	$27,826	$27,902	$21,714
2021	$28,256	$28,340	$23,114
2021	$31,650	$31,748	$25,030
2021	$32,170	$32,275	$25,000
2021	$35,753	$35,875	$27,285
2022	$32,243	$32,358	$25,812
2022	$24,976	$25,068	$21,466
2022	$23,996	$24,089	$20,486
2022	$23,755	$23,850	$21,956
2023	$28,269	$28,387	$23,547
2023	$32,575	$32,716	$25,523
2023	$31,436	$31,577	$24,683
2023	$36,004	$36,173	$27,678
2024	$39,841	$40,035	$30,458
2024	$43,668	$43,890	$31,445
2024	$44,822	$45,057	$33,382
2024	$47,873	$48,134	$34,286
2025	$43,088	$43,330	$32,616
2025	$51,176	$51,471	$36,233
2025	$56,289	$56,622	$39,210

Average Annual Total Returns

	1 Year	5 Years	10 Years
ETF Shares Net Asset Value	25.58%	17.35%	18.86%
ETF Shares Market Price	25.54%	17.35%	18.87%
CRSP US Mega Cap Growth Index	25.67%	17.43%	18.93%
Dow Jones U.S. Total Stock Market Float Adjusted Index	17.46%	15.69%	14.64%

Fund Statistics (as of September 30, 2025)

Fund Net Assets (in millions)	$31,303
Number of Portfolio Holdings	69
Portfolio Turnover Rate	14%
Total Investment Advisory Fees (in thousands)	$551

Portfolio Composition % of Net Assets  (as of September 30, 2025)

Basic Materials	0.4%
Consumer Discretionary	16.1%
Consumer Staples	0.3%
Financials	1.4%
Health Care	4.7%
Industrials	6.1%
Real Estate	1.4%
Technology	68.3%
Telecommunications	1.2%
Other Assets and Liabilities—Net	0.1%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2025 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR3138

Vanguard Mega Cap Growth Index Fund

Institutional Shares (VMGAX)

Annual Shareholder Report | September 30, 2025

This annual shareholder report contains important information about Vanguard Mega Cap Growth Index Fund (the "Fund") for the period of October 1, 2024, to September 30, 2025. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Shares	$7	0.06%

How did the Fund perform during the reporting period?

  For the 12 months ended September 30, 2025, the Fund performed in line with its benchmark.

  Optimism in the U.S. about deregulation, tax cuts, and artificial intelligence was occasionally tempered by market concerns about rising interest rates, stretched equity valuations, and evolving trade policies. The Federal Reserve resumed cutting short-term interest rates in September 2025 in response to an uncertain economic outlook and slowing job gains. The Fed had paused on lowering rates in December 2024 amid mixed market signals.

  Strong returns were widespread among the benchmark’s 10 industry sectors, with five posting double-digit returns for the 12 months. Technology stocks contributed by far the most to performance. Consumer discretionary and industrials also helped returns.

  As of September 30, 2025, technology companies accounted for more than two-thirds of the Fund’s index. Concentrated investments are likely to be more volatile than diversified investments, and Fund shareholders should consider their tolerance for risk.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2015, Through September 30, 2025

Initial Investment of $5,000,000

	Institutional Shares	CRSP US Mega Cap Growth Index	Dow Jones U.S. Total Stock Market Float Adjusted Index
2015	$5,000,000	$5,000,000	$5,000,000
2015	$5,361,309	$5,362,157	$5,313,524
2016	$5,381,899	$5,383,728	$5,362,100
2016	$5,423,973	$5,426,169	$5,502,285
2016	$5,709,175	$5,711,806	$5,746,309
2016	$5,705,320	$5,707,881	$5,984,058
2017	$6,289,432	$6,293,802	$6,330,695
2017	$6,596,694	$6,602,524	$6,521,112
2017	$6,931,621	$6,938,243	$6,818,939
2017	$7,387,780	$7,395,650	$7,250,423
2018	$7,472,731	$7,481,655	$7,206,584
2018	$7,951,386	$7,961,332	$7,485,722
2018	$8,591,029	$8,602,174	$8,017,716
2018	$7,176,961	$7,184,934	$6,866,408
2019	$8,351,842	$8,362,682	$7,830,487
2019	$8,725,540	$8,738,266	$8,150,619
2019	$8,937,169	$8,951,607	$8,243,262
2019	$9,871,203	$9,887,931	$8,988,125
2020	$8,634,939	$8,651,139	$7,104,142
2020	$11,122,498	$11,143,745	$8,673,353
2020	$12,654,640	$12,680,507	$9,460,426
2020	$13,921,487	$13,950,931	$10,856,817
2021	$14,137,774	$14,169,801	$11,556,938
2021	$15,835,906	$15,873,998	$12,514,764
2021	$16,096,666	$16,137,498	$12,499,945
2021	$17,889,914	$17,937,437	$13,642,408
2022	$16,134,796	$16,178,994	$12,905,795
2022	$12,498,410	$12,534,078	$10,732,890
2022	$12,008,905	$12,044,567	$10,243,119
2022	$11,888,012	$11,925,164	$10,978,170
2023	$14,147,281	$14,193,368	$11,773,445
2023	$16,302,669	$16,358,113	$12,761,529
2023	$15,732,687	$15,788,441	$12,341,717
2023	$18,020,071	$18,086,614	$13,838,962
2024	$19,940,855	$20,017,646	$15,229,186
2024	$21,857,176	$21,944,967	$15,722,506
2024	$22,434,626	$22,528,464	$16,690,959
2024	$23,962,560	$24,067,211	$17,143,018
2025	$21,568,425	$21,664,752	$16,308,243
2025	$25,616,969	$25,735,432	$18,116,466
2025	$28,176,738	$28,311,109	$19,605,119

Average Annual Total Returns

	1 Year	5 Years	10 Years
Institutional Shares	25.59%	17.36%	18.88%
CRSP US Mega Cap Growth Index	25.67%	17.43%	18.93%
Dow Jones U.S. Total Stock Market Float Adjusted Index	17.46%	15.69%	14.64%

Fund Statistics (as of September 30, 2025)

Fund Net Assets (in millions)	$31,303
Number of Portfolio Holdings	69
Portfolio Turnover Rate	14%
Total Investment Advisory Fees (in thousands)	$551

Portfolio Composition % of Net Assets  (as of September 30, 2025)

Basic Materials	0.4%
Consumer Discretionary	16.1%
Consumer Staples	0.3%
Financials	1.4%
Health Care	4.7%
Industrials	6.1%
Real Estate	1.4%
Technology	68.3%
Telecommunications	1.2%
Other Assets and Liabilities—Net	0.1%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Institutional Investor Services • 800-523-1036

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2025 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR838

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit and Risk Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Sarah Bloom Raskin, Peter F. Volanakis, Tara Bunch, and Mark Loughridge.

Item 4: Principal Accountant Fees and Services.

Includes fees billed in connection with services to the Registrant only.

	Fiscal Year Ended September 30, 2025	Fiscal Year Ended September 30, 2024
(a) Audit Fees.	$690,000	$794,000
(b) Audit-Related Fees.	0	0
(c) Tax Fees.	0	0
(d) All Other Fees.	0	0
Total.	$690,000	$794,000

(e)       (1) Pre-Approval Policies. The audit committee is responsible for pre-approving all audit and non-audit services provided by PwC to: (i) the Vanguard funds; and (ii) Vanguard, or any entity controlled by Vanguard that provides ongoing services to the Vanguard funds. All services provided to Vanguard entities by the independent auditor, whether or not they are subject to preapproval, must be disclosed to the audit committee. The audit committee chair may preapprove any permissible audit and non-audit services as long as any preapproval is brought to the attention of the full audit committee at the next scheduled meeting.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)           Aggregate Non-Audit Fees.

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

	Fiscal Year Ended September 30, 2025	Fiscal Year Ended September 30, 2024
Non-audit fees to the Registrant only, listed as (b) through (d) above.	$0	$0

Non-audit Fees to other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.
Audit-Related Fees.	$3,803,970	$3,508,505
Tax Fees.	$1,784,220	$2,017,364
All Other Fees.	$25,000	$268,000
Total.	$5,613,190	$5,793,869

(h)           For the most recent fiscal year, the Audit and Risk Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Sarah Bloom Raskin, Peter F. Volanakis, Tara Bunch, and Mark Loughridge.

Item 6: Investments.

Not applicable. The complete schedule of investments is included in the financial statements filed under Item 7 of this Form.

Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Financial Statements
For the year ended September 30, 2025
Vanguard Mega Cap Growth Index Fund

Contents
Financial Statements	1
Report of Independent Registered Public Accounting Firm	12
Tax information	13

Mega Cap Growth Index Fund
Financial Statements
Schedule of Investments
As of September 30, 2025
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.9%)
Basic Materials (0.4%)
	Ecolab Inc.	433,709	118,776
Consumer Discretionary (16.1%)
*	Tesla Inc.	3,029,548	1,347,300
*	Amazon.com Inc.	5,795,426	1,272,502
*	Netflix Inc.	485,724	582,344
	McDonald's Corp.	897,103	272,621
*	Uber Technologies Inc.	2,697,185	264,243
	Costco Wholesale Corp.	280,971	260,075
	Booking Holdings Inc.	42,393	228,891
	TJX Cos. Inc.	1,500,524	216,886
*	O'Reilly Automotive Inc.	1,325,026	142,851
	Marriott International Inc. Class A	398,816	103,868
*	Chipotle Mexican Grill Inc.	2,508,210	98,297
*	Airbnb Inc. Class A	769,846	93,475
*	AutoZone Inc.	19,446	83,428
	Hilton Worldwide Holdings Inc.	288,624	74,880
			5,041,661
Consumer Staples (0.3%)
*	Monster Beverage Corp.	1,439,199	96,873
Financials (1.4%)
	S&P Global Inc.	413,458	201,234
	Moody's Corp.	250,701	119,454
	Blackstone Inc.	653,234	111,605
			432,293
Health Care (4.7%)
	Eli Lilly & Co.	963,032	734,794
*	Intuitive Surgical Inc.	474,752	212,323
*	Boston Scientific Corp.	1,983,287	193,628
*	Vertex Pharmaceuticals Inc.	384,383	150,540
	Stryker Corp.	296,117	109,466
	Zoetis Inc.	502,866	73,579
			1,474,330
Industrials (6.1%)
	Visa Inc. Class A	1,827,960	624,029
	Mastercard Inc. Class A	931,116	529,628
	GE Vernova Inc.	365,155	224,534
*	Boeing Co.	994,251	214,589
	Sherwin-Williams Co.	357,675	123,849
	Automatic Data Processing Inc.	365,460	107,262
	Cintas Corp.	399,836	82,070
			1,905,961
Real Estate (1.4%)
	Welltower Inc.	974,734	173,639
	American Tower Corp.	721,295	138,719
	Equinix Inc.	161,406	126,420
			438,778
Technology (68.3%)
	NVIDIA Corp.	23,130,544	4,315,697
	Microsoft Corp.	7,427,535	3,847,092
	Apple Inc.	14,798,912	3,768,247
	Alphabet Inc. Class A	5,639,931	1,371,067
	Broadcom Inc.	4,020,721	1,326,476
	Meta Platforms Inc. Class A	1,789,456	1,314,141
	Alphabet Inc. Class C	4,474,930	1,089,869
*	Palantir Technologies Inc. Class A	2,578,865	470,436
*	Advanced Micro Devices Inc.	2,012,986	325,681

Mega Cap Growth Index Fund
		Shares	Market Value• ($000)
	Oracle Corp.	1,083,270	304,659
	Salesforce Inc.	1,139,029	269,950
*	AppLovin Corp. Class A	351,397	252,493
*	ServiceNow Inc.	268,912	247,474
	Intuit Inc.	361,444	246,834
	Lam Research Corp.	1,772,383	237,322
	Amphenol Corp. Class A	1,697,072	210,013
	KLA Corp.	188,871	203,716
*	Adobe Inc.	577,405	203,680
*	Palo Alto Networks Inc.	936,127	190,614
*	Crowdstrike Holdings Inc. Class A	357,806	175,461
*	Cadence Design Systems Inc.	415,954	146,108
*	Synopsys Inc.	270,751	133,586
*	Strategy Inc.	412,565	132,933
	Texas Instruments Inc.	719,252	132,148
*	Autodesk Inc.	363,580	115,498
*	Workday Inc. Class A	423,169	101,869
	Marvell Technology Inc.	1,162,557	97,736
*	Snowflake Inc.	357,099	80,544
*	Fortinet Inc.	911,494	76,638
			21,387,982
Telecommunications (1.2%)
*	Arista Networks Inc.	1,378,053	200,796
	T-Mobile US Inc.	653,651	156,471
			357,267
Total Common Stocks (Cost $20,253,393)			31,253,921
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[1]	Vanguard Market Liquidity Fund, 4.180% (Cost $69,963)	699,628	69,963
Total Investments (100.1%) (Cost $20,323,356)			31,323,884
Other Assets and Liabilities—Net (-0.1%)			(20,994)
Net Assets (100%)			31,302,890
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini NASDAQ 100 Index	December 2025	30	14,941	142

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Visa Inc. Class A	8/31/2026	BANA	33,336	(3.990)	—	(7)
1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/paid monthly.
BANA—Bank of America, N.A.

See accompanying Notes, which are an integral part of the Financial Statements.

Mega Cap Growth Index Fund
Statement of Assets and Liabilities
As of September 30, 2025

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $20,253,393)	31,253,921
Affiliated Issuers (Cost $69,963)	69,963
Total Investments in Securities	31,323,884
Investment in Vanguard	738
Cash	337
Cash Collateral Pledged—Futures Contracts	910
Receivables for Investment Securities Sold	401
Receivables for Accrued Income	3,571
Receivables for Capital Shares Issued	18
Variation Margin Receivable—Futures Contracts	38
Total Assets	31,329,897
Liabilities
Payables for Investment Securities Purchased	132
Payables for Capital Shares Redeemed	8
Payables for Distributions	25,958
Payables to Vanguard	902
Unrealized Depreciation—Over-the-Counter Swap Contracts	7
Total Liabilities	27,007
Net Assets	31,302,890
At September 30, 2025, net assets consisted of:

Paid-in Capital	21,724,699
Total Distributable Earnings (Loss)	9,578,191
Net Assets	31,302,890

ETF Shares—Net Assets
Applicable to 77,514,192 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	31,195,356
Net Asset Value Per Share—ETF Shares	$402.45

Institutional Shares—Net Assets
Applicable to 134,516 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	107,534
Net Asset Value Per Share—Institutional Shares	$799.42

See accompanying Notes, which are an integral part of the Financial Statements.

Mega Cap Growth Index Fund
Statement of Operations

Year Ended September 30, 2025
($000)
Investment Income
Income
Dividends	124,647
Interest[1]	1,991
Securities Lending—Net	1
Total Income	126,639
Expenses
The Vanguard Group—Note B
Investment Advisory Services	551
Management and Administrative—ETF Shares	14,816
Management and Administrative—Institutional Shares	43
Marketing and Distribution—ETF Shares	1,071
Marketing and Distribution—Institutional Shares	3
Custodian Fees	27
Auditing Fees	28
Shareholders’ Reports and Proxy Fees—ETF Shares	1,338
Shareholders’ Reports and Proxy Fees—Institutional Shares	3
Trustees’ Fees and Expenses	15
Other Expenses	79
Total Expenses	17,974
Net Investment Income	108,665
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	1,975,667
Futures Contracts	5,487
Swap Contracts	400
Realized Net Gain (Loss)	1,981,554
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	4,050,882
Futures Contracts	(453)
Swap Contracts	(7)
Change in Unrealized Appreciation (Depreciation)	4,050,422
Net Increase (Decrease) in Net Assets Resulting from Operations	6,140,641
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,851, less than $1, and ($5), respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $2,155,521 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

Mega Cap Growth Index Fund
Statement of Changes in Net Assets

	Year Ended September 30, 2025	September 1, 2024[1] to September 30, 2024	Year Ended August 31, 2024
	($000)	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	108,665	6,984	91,034
Realized Net Gain (Loss)	1,981,554	(139,035)	1,969,941
Change in Unrealized Appreciation (Depreciation)	4,050,422	672,994	2,793,811
Net Increase (Decrease) in Net Assets Resulting from Operations	6,140,641	540,943	4,854,786
Distributions
ETF Shares	(114,693)	(26,625)	(87,487)
Institutional Shares	(414)	(52)	(179)
Total Distributions	(115,107)	(26,677)	(87,666)
Capital Share Transactions
ETF Shares	2,234,761	444,833	2,862,049
Institutional Shares	31,932	13,167	1,412
Net Increase (Decrease) from Capital Share Transactions	2,266,693	458,000	2,863,461
Total Increase (Decrease)	8,292,227	972,266	7,630,581
Net Assets
Beginning of Period	23,010,663	22,038,397	14,407,816
End of Period	31,302,890	23,010,663	22,038,397
1	The fund's fiscal year end has been changed from August 31, to September 30.

See accompanying Notes, which are an integral part of the Financial Statements.

Mega Cap Growth Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,	September 1, 2024[1] to September 30, 2024	Year Ended August 31,
	2025		2024	2023	2022	2021
Net Asset Value, Beginning of Period	$321.87	$314.83	$241.25	$195.20	$248.50	$196.25
Investment Operations
Net Investment Income[2]	1.469	.099	1.395	1.248	1.151	1.220
Net Realized and Unrealized Gain (Loss) on Investments	80.660	7.315	73.541	46.044	(53.389)	52.279
Total from Investment Operations	82.129	7.414	74.936	47.292	(52.238)	53.499
Distributions
Dividends from Net Investment Income	(1.549)	(.374)	(1.356)	(1.242)	(1.062)	(1.249)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.549)	(.374)	(1.356)	(1.242)	(1.062)	(1.249)
Net Asset Value, End of Period	$402.45	$321.87	$314.83	$241.25	$195.20	$248.50
Total Return	25.58%	2.35%	31.16%	24.39%	-21.08%	27.41%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$31,195	$22,954	$21,996	$14,376	$11,168	$12,714
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%[3]	0.07%[4]	0.07%[4]	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	0.42%	0.40%[3]	0.51%	0.62%	0.51%	0.58%
Portfolio Turnover Rate[5]	14%	6%	14%	7%	5%	8%
1	The fund's fiscal year end has been changed from August 31, to September 30.
2	Calculated based on average shares outstanding.
3	The expense ratio and net investment income ratio for the current period have been annualized.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.07%.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Mega Cap Growth Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,	September 1, 2024[1] to September 30, 2024	Year Ended August 31,
	2025		2024	2023	2022	2021
Net Asset Value, Beginning of Period	$639.36	$625.40	$479.23	$387.74	$493.61	$389.78
Investment Operations
Net Investment Income[2]	2.976	.202	2.817	2.517	2.279	2.498
Net Realized and Unrealized Gain (Loss) on Investments	160.240	14.516	146.093	91.475	(106.001)	103.822
Total from Investment Operations	163.216	14.718	148.910	93.992	(103.722)	106.320
Distributions
Dividends from Net Investment Income	(3.156)	(.758)	(2.740)	(2.502)	(2.148)	(2.489)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(3.156)	(.758)	(2.740)	(2.502)	(2.148)	(2.489)
Net Asset Value, End of Period	$799.42	$639.36	$625.40	$479.23	$387.74	$493.61
Total Return	25.59%	2.35%	31.17%	24.41%	-21.07%	27.43%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$108	$57	$43	$32	$27	$46
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%[3]	0.06%[4]	0.06%[4]	0.06%	0.06%
Ratio of Net Investment Income to Average Net Assets	0.43%	0.42%[3]	0.52%	0.63%	0.50%	0.62%
Portfolio Turnover Rate[5]	14%	6%	14%	7%	5%	8%
1	The fund's fiscal year end has been changed from August 31, to September 30.
2	Calculated based on average shares outstanding.
3	The expense ratio and net investment income ratio for the current period have been annualized.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.06%.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Mega Cap Growth Index Fund
Notes to Financial Statements
Vanguard Mega Cap Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
In July 2024, the board of trustees approved a change in the fund’s fiscal year end from August 31 to September 30. This change became effective September 1, 2024.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2025, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended September 30, 2025, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

Mega Cap Growth Index Fund
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2025, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxy fees. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2025, the fund had contributed to Vanguard capital in the amount of $738,000, representing less than 0.01% of the fund’s net assets and 0.30% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Mega Cap Growth Index Fund
The following table summarizes the market value of the fund’s investments and derivatives as of September 30, 2025, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	31,253,921	—	—	31,253,921
Temporary Cash Investments	69,963	—	—	69,963
Total	31,323,884	—	—	31,323,884
Derivative Financial Instruments
Assets
Futures Contracts[1]	142	—	—	142
Liabilities
Swap Contracts	—	(7)	—	(7)
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, the accounting for passive foreign investment companies, in-kind redemptions, swap agreements, and distributions in connection with fund share redemptions.
Permanent differences were reclassified between the following accounts:	Amount ($000)
Paid-in Capital	2,155,022
Total Distributable Earnings (Loss)	(2,155,022)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the recognition of unrealized gains or losses from certain derivative contracts, and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	26,877
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	10,992,703
Capital Loss Carryforwards	(1,415,431)
Qualified Late-Year Losses	—
Other Temporary Differences	(25,958)
Total	9,578,191
The tax character of distributions paid was as follows:
	Year Ended September 30,	Period Ended September 30,	Year Ended August 31,
	2025 Amount ($000)	2024 Amount ($000)	2024 Amount ($000)
Ordinary Income*	115,107	26,677	87,666
Long-Term Capital Gains	—	—	—
Total	115,107	26,677	87,666
*	Includes short-term capital gains, if any.
As of September 30, 2025, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	20,331,181
Gross Unrealized Appreciation	11,263,949
Gross Unrealized Depreciation	(271,246)
Net Unrealized Appreciation (Depreciation)	10,992,703

Mega Cap Growth Index Fund
E.	During the year ended September 30, 2025, the fund purchased $3,646,354,000 of investment securities and sold $3,602,387,000 of investment securities, other than temporary cash investments. In addition, the fund purchased and sold investment securities of $6,613,012,000 and $4,379,529,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2025, such purchases were $1,223,781,000 and sales were $691,948,000, resulting in net realized loss of $63,678,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended September 30, 2025		September 1, 2024[1] to September 30, 2024		Year Ended August 31, 2024
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	6,711,754	18,900	622,447	2,025	6,547,651	23,200
Issued in Lieu of Cash Distributions	—	—	—	—	—	—
Redeemed	(4,476,993)	(12,700)	(177,614)	(575)	(3,685,602)	(12,925)
Net Increase (Decrease)—ETF Shares	2,234,761	6,200	444,833	1,450	2,862,049	10,275
Institutional Shares
Issued	50,227	72	13,171	21	3,987	7
Issued in Lieu of Cash Distributions	414	1	52	—	178	—
Redeemed	(18,709)	(27)	(56)	—	(2,753)	(5)
Net Increase (Decrease)—Institutional Shares	31,932	46	13,167	21	1,412	2
1	The fund's fiscal year end has been changed from August 31, to September 30.
G.	Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
H.	Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
I.	Management has determined that no subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Mega Cap Growth Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Mega Cap Growth Index Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of September 30, 2025, the related statement of operations for the year ended September 30, 2025, the statement of changes in net assets for the year ended September 30, 2025, the period September 1, 2024 through September 30, 2024, and the year ended August 31, 2024, including the related notes, and the financial highlights for each of the periods indicated therein. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, the results of its operations for the year then ended, the changes in net assets for the year ended September 30, 2025, the period September 1, 2024 through September 30, 2024, and the year ended August 31, 2024 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 20, 2025
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited)
For corporate shareholders, 98.1%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $15,883,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for purposes of the maximum rate under section 1(h)(11) for calendar year 2024. Shareholders will be notified in January 2026 via IRS Form 1099 of the amounts for use in preparing their 2025 income tax return.
The fund hereby designates for the fiscal year $925,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
Q8380 112025

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9: Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10: Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable. The Trustees’ Fees and Expenses are included in the financial statements filed under Item 7 of this Form.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contracts.

Not applicable.

Item 12: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no changes in the Registrant’s Internal Control Over Financial Reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18: Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(a)(2)	Certifications filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WORLD FUND

BY:	/s/ SALIM RAMJI*
SALIM RAMJI
CHIEF EXECUTIVE OFFICER

Date: November 21, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WORLD FUND

BY:	/s/ SALIM RAMJI*
SALIM RAMJI
CHIEF EXECUTIVE OFFICER

Date: November 21, 2025

VANGUARD WORLD FUND

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: November 21, 2025

* By:	/s/ John E. Schadl

John E. Schadl, pursuant to a Power of Attorney filed on February 28, 2025 (see File Number 333-177613), Incorporated by Reference.